UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 22, 2021

Skyworks Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware		001-05560	04-2302115
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue	Irvine	California	92617
(Address of principal executive offices)			(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement with Silicon Laboratories Inc.

On April 22, 2021, Skyworks Solutions, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Silicon Laboratories Inc., a Delaware corporation (“Seller”), pursuant to which the Company has agreed to acquire certain assets, rights, and properties, and assume certain liabilities, comprising Seller’s infrastructure and automotive business (the “Business”) for a purchase price of $2,750,000,000 in cash (the “Asset Purchase”).

The Purchase Agreement includes customary representations and warranties, as well as certain covenants, including, among other things, that: (i) Seller will operate the Business in the ordinary course of business consistent with past practice, (ii) each party will use reasonable best efforts to obtain required regulatory approvals, (iii) each party is bound by a non-solicitation covenant, (iv) Seller will abide by certain exclusivity and non-competition covenants, and (v) Seller will use commercially reasonable efforts to assist the Company in transitioning applicable customers, distributors, vendors, and suppliers of the Business. The Asset Purchase is anticipated to close in the third quarter of calendar year 2021.

The consummation of the transactions contemplated by the Purchase Agreement (the “Closing”) is subject to customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other closing conditions, such as the accuracy of representations and warranties, material performance of covenants, and no occurrence of a material adverse effect. The Purchase Agreement contains indemnification rights for each of the Company and Seller for breaches of representations, warranties, and covenants, as well as certain other matters, subject to customary deductibles, caps, and other limitations.

The Company’s board of directors has approved the Asset Purchase. Seller’s board of directors has similarly approved the Asset Purchase.

The Purchase Agreement contemplates the execution of certain ancillary agreements between the Company and Seller (or their respective affiliates), including an Intellectual Property License Agreement, pursuant to which Seller will grant a perpetual license to the Company in relation to certain patents, other intellectual property rights, and technology retained by Seller, and the Company will grant a perpetual license back to Seller in relation to the patents, other intellectual property rights, and technology transferred to the Company pursuant to the Purchase Agreement.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement governs the contractual rights between the parties in relation to the Asset Purchase. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

Debt Commitment Letter

In connection with the Purchase Agreement, the Company entered into a debt commitment letter (the “Commitment Letter”), dated as of April 22, 2021, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which, among other things, JPMorgan has committed to provide the Company with a debt financing bridge commitment of up to $2.5 billion in order to finance the Asset Purchase. The Company and JPMorgan will also endeavor to finalize long-term debt financing facilities currently anticipated to consist of a $1.5 billion term loan facility with a three-year maturity and a $750 million revolving loan facility with a five-year maturity. The revolving loan facility is also anticipated to include (i) mechanics that will permit subsidiaries of the Company to borrow thereunder, (ii) mechanics to permit such facility to be extended by up to an additional two years, (iii) a letter of credit subfacility, and (iv) up to $250 million of additional incremental revolving commitments.

The above description of the Commitment Letter and long-term debt financing does not purport to be complete and is qualified in its entirety by reference to the full text of the final definitive versions thereof, which, with respect to the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 22, 2021, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 22, 2021, the Company posted an investor presentation relating to the transactions contemplated by the Purchase Agreement to the investor relations section of its website. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Forward-Looking Statements

Any forward-looking statements contained in this Current Report on Form 8-K are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, information regarding the Asset Purchase, the expected timetable for completing the Asset Purchase, future financial and operating results, the benefits, synergies, and accretion related to the Asset Purchase, and any other statements by the Company’s management regarding future expectations, beliefs, goals, plans, or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. Actual events and/or results may differ materially and adversely from such forward-looking statements as a result of certain risks and uncertainties including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that could be instituted against the Company or the Company’s board of directors related to the Asset Purchase or the Purchase Agreement; the ability to satisfy the closing conditions of the Asset Purchase when anticipated or at all, including the receipt of all regulatory approvals related to the Asset Purchase, and the ability to close the Asset Purchase; the Company’s ability to obtain the necessary financing arrangements set forth in the Commitment Letter; the Company’s ability to successfully integrate the assets acquired and employees transferred pursuant to the Purchase Agreement; the risk that the Company may not realize the anticipated benefits from the Asset Purchase; the availability and pricing of third-party semiconductor foundry, assembly and test capacity, raw materials, and supplier components; the cyclical nature of the semiconductor industry; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Asset Purchase; the Company’s ability to obtain design wins from customers; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks related to the security of our information systems and secured network; changes in laws, regulations, and/or policies that could adversely affect the Company’s operations and financial results, the economy, customer demand for products, the financial markets, or the effects of exchange rate fluctuations; risks of changes in U.S. or international tax rates or legislation; the effects of the global COVID-19 pandemic; the effects of local and national economic, credit, and capital market conditions on the economy in general; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the SEC, including, but not limited to, those detailed in the Company’s Annual Report on Form 10-K for the year ended October 2, 2020 (and/or its most recent Quarterly Report on Form 10-Q), filed with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
2.1	Asset Purchase Agreement, dated as of April 22, 2021, by and between Skyworks Solutions, Inc., and Silicon Laboratories Inc.*
10.1	Debt Commitment Letter, dated as of April 22, 2021, by and between Skyworks Solutions, Inc., and JPMorgan Chase Bank, N.A.
99.1	Press Release dated April 22, 2021
99.2	Investor Presentation dated April 22, 2021
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

 * Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

April 22, 2021	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary